                                                                   EXHIBIT 99.29
                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

            ---------------------------------------------------
             FIRST USA CREDIT CARD MASTER TRUST, SERIES 2001-3
            ---------------------------------------------------

               Monthly Period:                  12/1/01 to
                                                12/31/01
               Distribution Date:               1/22/02
               Transfer Date:                   1/18/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 2001-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

 A.  Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1. The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                       Class A                        $1.94556
                                       Class B                        $2.20056
                                       Excess Collateral Amount       $2.80500

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                       Class A                        $1.94556
                                       Class B                        $2.20056
                                       Excess Collateral Amount       $2.80500

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-3
Page 2

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of principal
        on the Certificates, per $1,000 original
        certificate principal amount
                                Class A                        $       0.00000
                                Class B                        $       0.00000
                                Excess Collateral Amount       $       0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1. Allocation of Principal Receivables.
        -----------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during
        the Monthly Period which were allocated
        in respect of the Certificates

                                Class A                        $ 92,852,201.49
                                Class B                        $  7,188,092.19
                                Excess Collateral Amount       $ 10,481,192.63
                                                               ---------------
                                Total                          $110,521,486.31

     2. Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1)The aggregate amount of Allocations
            of Finance Charge Receivables processed
            during the Monthly Period which were
            allocated in respect of the Certificates

                                Class A                       $   9,050,586.00
                                Class B                       $     700,617.44
                                Excess Collateral Amount      $   1,021,703.48
                                                              ----------------
                                Total                         $  10,772,906.92

        (b1)Principal Funding Investment Proceeds
            (to Class A)                                      $           0.00
        (b2)Withdrawals from Reserve Account (to Class A)     $           0.00
                                                              ----------------
            Class A Available Funds                           $   9,050,586.00

        (c1)Principal Funding Investment Proceeds
            (to Class B)                                      $           0.00
        (c2)Withdrawals from Reserve Account (to Class B)     $           0.00
            Class B Available Funds                           $     700,617.44

        (d1)Principal Funding Investment Proceeds (to CIA)    $           0.00
        (d2)Withdrawals from Reserve Account (to CIA)         $           0.00
            CIA Available Funds                               $   1,021,703.48

        (e1)Total Principal Funding Investment Proceeds       $           0.00
        (e2)Investment Earnings on deposits to Reserve
            Account                                           $           0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-3
Page 3

   3. Principal Receivable / Investor Percentages
      -------------------------------------------
      (a) The aggregate amount of Principal Receivables in
          the Trust as of 12/31/01                          $34,981,034,983.51

      (b) Invested Amount as of 12/31/01
          (Adjusted Class A Invested Amount
          during Accumulation Period)
                                Class A                     $   630,000,000.00
                                Class B                     $    48,750,000.00
                                Excess Collateral Amount    $    71,250,000.00
                                                            ------------------
                                Total                       $   750,000,000.00

      (c) The Floating Allocation Percentage:
                                Class A                                  1.826%
                                Class B                                  0.141%
                                Excess Collateral Amount                 0.206%
                                                                         -----
                                Total                                    2.173%

      (d) During the Accumulation Period: The Invested
          Amount as of ______ (the last day of the
          Revolving Period)
                                Class A                     $             0.00
                                Class B                     $             0.00
                                Excess Collateral Amount    $             0.00
                                                            ------------------
                                Total                       $             0.00

      (e) The Fixed/Floating Allocation Percentage:
                                Class A                                  1.826%
                                Class B                                  0.141%
                                Excess Collateral Amount                 0.206%
                                                                         -----
                                Total                                    2.173%

 MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 2001-3
 Page 4

    4. Delinquent Balances.
       -------------------

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

       (a) 30 - 59 days                                     $  523,818,312.65
       (b) 60 - 89 days                                     $  379,140,322.18
       (c) 90 - 119 days                                    $  282,026,938.94
       (d) 120 - 149 days                                   $  211,723,033.23
       (e) 150 - 179 days                                   $  174,776,310.60
       (f) 180 or more days                                 $            0.00
                                   Total                    $1,571,484,917.60

    5. Monthly Investor Default Amount.
       -------------------------------

       (a) The aggregate amount of all defaulted
           Principal Receivables written off as
           uncollectible during the Monthly Period
           allocable to the Invested Amount (the
           aggregate "Investor Default Amount")
                                  Class A                   $    3,011,662.91
                                  Class B                   $      233,250.72
                                  Excess Collateral Amount  $      339,818.83
                                                            -----------------
                                  Total                     $    3,584,732.46


    6. Investor Charge-Offs & Reimbursements of Charge-Offs.
       -----------------------------------------------------

       (a) The aggregate amount of Class A Investor
           Charge- Offs and the reductions in the
           Class B Invested Amount and the Excess
           Collateral Amount
                                  Class A                   $            0.00
                                  Class B                   $            0.00
                                  Excess Collateral Amount  $            0.00
                                                            -----------------
                                  Total                     $            0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-3
Page 5

     (b)  The aggregate amount of Class A Investor Charge-
          Offs reimbursed and the reimbursement of
          reductions in the Class B Invested Amount and the
          Excess Collateral Amount
                                    Class A                      $         0.00
                                    Class B                      $         0.00
                                    Excess Collateral Amount     $         0.00
                                                                 --------------
                                    Total                        $         0.00


 7.  Investor Servicing Fee
     ----------------------
     (a)   The amount of the Investor Monthly Servicing Fee
           payable by the Trust to the Servicer for the
           Monthly Period
                                    Class A                      $   787,500.00
                                    Class B                      $    60,937.50
                                    Excess Collateral Amount     $    89,062.50
                                                                 --------------
                                    Total                        $   937,500.00


 8.  Reallocated Principal Collections
     ---------------------------------
           The amount of Reallocated Excess Collateral Amount
           and Class B Principal Collections applied in respect
           of Interest Shortfalls, Investor Default Amounts or
           Investor Charge-Offs for the prior month.
                                    Class B                      $         0.00
                                    Excess Collateral Amount     $         0.00
                                                                 --------------
                                    Total                        $         0.00

 9.  Excess Collateral Amount
     ------------------------
     (a)   The amount of the Excess Collateral Amount as of the
           close of business on the related Distribution Date
           after giving effect to withdrawals, deposits and
           payments to be made in respect of the preceding
           month                                                 $71,250,000.00

10.  The Portfolio Yield
     -------------------
         The Portfolio Yield for the related Monthly Period               11.50%

11.    The Base Rate
       -------------
         The Base Rate for the related Monthly Period                      4.16%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-3
Page 6

C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

        1.  Accumulation Period

        (a) Accumulation Period Commencement Date                    02/01/2006

        (b) Accumulation Period Length (months)                               1

        (c) Accumulation Period Factor                                     1.95

        (d) Required Accumulation Factor Number                               8

        (e) Controlled Accumulation Amount                      $750,000,000.00

        (f) Minimum Payment Rate (last 12 months)                         12.86%

        2.  Principal Funding Account
            -------------------------

            Beginning Balance                                   $          0.00
                Plus: Principal Collections for related
                      Monthly Period from Principal Account                0.00
                Plus: Interest on Principal Funding Account
                      Balance for related Monthly Period                   0.00

                Less: Withdrawals to Finance Charge Account                0.00
                Less: Withdrawals to Distribution Account                  0.00
                                                                ---------------
            Ending Balance                                                 0.00

        3.  Accumulation Shortfall
            ----------------------

                      The Controlled Deposit Amount for the
                      previous Monthly Period                   $          0.00

               Less:  The amount deposited into the Principal
                      Funding Account for the Previous Monthly
                      Period                                    $          0.00

                      Accumulation Shortfall                    $          0.00

                                                                ---------------
                      Aggregate Accumulation Shortfalls         $          0.00

        4.  Principal Funding Investment Shortfall
            --------------------------------------

                      Covered Amount                            $          0.00

               Less:  Principal Funding Investment Proceeds     $          0.00
                                                                ---------------
                      Principal Funding Investment Shortfall    $          0.00
                                                                ---------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-3
Page 7

D. Information Regarding the Reserve Account
   -----------------------------------------

        1. Required Reserve Account Analysis
           ---------------------------------

           (a)  Required Reserve Account Amount percentage              0.00000%

           (b)  Required Reserve Account Amount ($)                   $    0.00
                .5% of Invested Amount or other amount
                designated by Transferor)

           (c)  Required Reserve Account Balance after effect of
                any transfers on the Related Transfer Date            $    0.00

           (d)  Reserve Draw Amount transferred to the Finance
                Charge Account on the Related Transfer Date           $    0.00

        2. Reserve Account Investment Proceeds
           -----------------------------------
           Reserve Account Investment Proceeds transferred to the
           Finance Charge Account on the Related Transfer Date        $    0.00

        3. Withdrawals from the Reserve Account
           ------------------------------------
           Total Withdrawals from the Reserve Account transferred
           to the Finance Charge Account on the related Transfer      $    0.00
           Date (1 (d) plus 2 above)

        4. The Portfolio Adjusted Yield
           ----------------------------
           The Portfolio Adjusted Yield for the related Monthly
           Period                                                          7.87%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                        First USA Bank, National Association
                                        as Servicer


                                        By:   /s/ Tracie Klein
                                              ------------------------------
                                              Tracie Klein
                                              First Vice President